CORPORATE RESTRUCTURING COSTS	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
CORPORATE RESTRUCTURING COSTS
CORPORATE RESTRUCTURING COSTS
In mid-2015, the Company commenced a business restructuring and transformation initiative to reduce overall costs and maximize the effectiveness and efficiency of its existing operations. The Company incurred corporate restructuring costs and recorded a provision to allow for planned severance costs in future years, as well as expected future losses under lease commitments.
Cumulatively to December 31, 2018, the Company has incurred costs of $86 million for employee severance and $60 million for lease commitments, net of $157 million related to costs that were recoverable through regulatory and tolling structures. The Company recorded additional provisions in 2018 to reflect the changes in expected future losses under lease commitments. The remaining lease commitments provision at December 31, 2018 is expected to be fully realized by 2027.
Changes in the restructuring liability were as follows:

(millions of Canadian $)	Employee Severance	Lease Commitments	Total

Restructuring liability as at December 31, 2016	36	63	99
Restructuring charges[1]	—	6	6
Accretion expense	—	1	1
Cash payments	(27)	(17)	(44)
Restructuring liability as at December 31, 2017	9	53	62
Restructuring charges[1]	—	42	42
Accretion expense	—	1	1
Cash payments	(9)	(15)	(24)
Restructuring Liability as at December 31, 2018	—	81	81

1
At December 31, 2018, the Company recorded an additional $21 million in Plant operating costs and other in the Consolidated statement of income and $21 million as a regulatory asset on the Consolidated balance sheet related to costs that are recoverable through regulatory and tolling structures in future periods (2017 – $3 million and $3 million, respectively).